INCOME TAXES	6 Months Ended
Jun. 30, 2022
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
For the three and six-month periods ended June 30, 2022, net income included a $90 million deferred tax recovery due to an internal restructuring at our Brazilian regulated gas transmission business.
On May 24, 2021, Finance Bill 2021 in the U.K. became substantively enacted. As a result, effective April 2023, the U.K. tax rate will increase from 19% to 25%. During the three and six-month periods ended June 30, 2021, net income and accumulated other comprehensive income included $96 million and $87 million of deferred tax expenses, respectively, related to the rate change. There was no corresponding impact to the results for the three and six-month periods ended June 30, 2022.